Trade and Other Payables	12 Months Ended
Dec. 31, 2024
Disclosure Of Trade And Other Payables [Abstract]
Trade and Other Payables	TRADE AND OTHER PAYABLES
Accounting policies
Trade and other payables are initially recognized at the fair value of the amount due. This value is usually the nominal value, due to the relatively short period of time between the recognition of the instrument and its repayment.
Financial detail
Trade and other payables consisted of the following:

Trade and other payables - Total	As of
(in € thousands)	2023/12/31	2024/12/31
Trade payables	10,448	13,437
Social security costs payables	4,188	4,092
VAT payables	3,139	351
Taxes payables	110	218
Other payables	914	289
TOTAL	18,799	18,387
At December 31, 2024, trade payables amounted to €13,437 (€10,448 at December 31, 2023). This change is primarily due to an increase in accrued expenses relating to yet unbilled amounts from the clinical trial sites via the Clinical Research Organizations (CROs) in charge of the Company's clinical trials. (€5,426 and €4,765 at December 31, 2024 and 2023 respectively). The timeframe in which those invoices will be received by the Company is unknown and may be spread out over a long period after the services have been performed.

Trade and other payables	TRADE AND OTHER PAYABLES
Accounting policies
Trade and other payables are initially recognized at the fair value of the amount due. This value is usually the nominal value, due to the relatively short period of time between the recognition of the instrument and its repayment.